Exhibit 99.2

AT THE FOREFRONT OF THERAPIES FOR RARE DISEASES 2Q24 Results Conference Call & Webcast August 8, 2024

2 Forward-Looking Statements This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 relating to preclinical and clinical development of our product candidates, the timing and reporting of results from preclinical studies and clinical trials, the prospects and timing of the potential regulatory approval of our product candidates, commercialization plans, manufacturing and supply plans, financing plans, and the projected revenues and cash position for the Company. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Any or all of the forward-looking statements in this press release may turn out to be wrong and can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. For example, with respect to statements regarding the goals, progress, timing, and outcomes of discussions with regulatory authorities and pricing and reimbursement authorities, are based on current information. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in our business, including, without limitation: the potential that results of clinical or preclinical studies indicate that the product candidates are unsafe or ineffective; the potential that it may be difficult to enroll patients in our clinical trials; the potential that regulatory authorities may not grant or may delay approval for our product candidates; the potential that required regulatory inspections may be delayed or not be successful and delay or prevent product approval; the potential that we may not be successful in negotiations with pricing and reimbursement authorities; the potential that we may not be successful in commercializing Galafold® and/or Pombiliti® and Opfolda® in Europe, the UK, the US and other geographies; the potential that preclinical and clinical studies could be delayed because we identify serious side effects or other safety issues; the potential that we may not be able to manufacture or supply sufficient clinical or commercial products; and the potential that we will need additional funding to complete all of our studies, the manufacturing, and commercialization of our products. With respect to statements regarding corporate financial guidance and financial goals and the expected attainment of such goals and projections of the Company's revenue, non-GAAP profitability and cash position, actual results may differ based on market factors and the Company's ability to execute its operational and budget plans. In addition, all forward-looking statements are subject to other risks detailed in our Annual Report on Form 10-K for the year ended December 31, 2023, and on Form 10-Q for the quarter ended June 30, 2024, to be filed today. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, and we undertake no obligation to revise or update this newsrelease to reflect events or circumstances after the date hereof. Non-GAAP Financial Measures In addition to financial information prepared in accordance with U.S. GAAP, this presentation also contains adjusted financial measures that we believe provide investors and management with supplemental information relating to operating performance and trends that facilitate comparisons between periods and with respect to projected information. These adjusted financial measures are non-GAAP measures and should be considered in addition to, but not as a substitute for, the information prepared in accordance with U.S. GAAP. We typically exclude certain GAAP items that management does not believe affect our basic operations and that do not meet the GAAP definition of unusual or non-recurring items. Other companies may define these measures in different ways. When we provide our expectation for non-GAAP operating expenses on a forward-looking basis, a reconciliation of the differences between the non-GAAP expectation and the corresponding GAAP measure generally is not available without unreasonable effort due to potentially high variability, complexity and low visibility as to the items that would be excluded from the GAAP measure in the relevant future period, such as unusual gains or losses. The variability of the excluded items may have a significant, and potentially unpredictable, impact on our future GAAP results.

A Rare Company

A leading biotech company projected to deliver 2024 total revenue growth of 26%-31%[1]

Galafold® (migalastat)
First Oral Precision Medicine for Fabry Disease

LEVERAGEABLE GLOBAL COMMERCIAL ORGANIZATION

2 APPROVED THERAPIES

World-Class Clinical Development Capabilities

$62M-$67M
FY 2024 Pombiliti + Opfolda Revenue[1]

~500 EMPLOYEES in 20+ Countries

Pombiliti® (cipaglucosidase alfa-atga)
+
Opfolda® (miglustat) 65 mg capsules
First Two-Component Therapy for Pompe Disease

14-18%
FY 2024 Galafold Revenue Growth[1]

Guiding to Full Year 2024 Non-GAAP Profitability

Combined Peak Revenue Potential
$1.5B-$2B

[1]At CER: Constant Exchange Rates

3

Amicus Therapeutics

1 2 3 4 A Transformative Year Ahead for Amicus 1CER: Constant Exchange Rates; 2024 Galafold revenue guidance utilizes actual exchange rates as of December 31, 2023 2024 Strategic Priorities 4 Galafold® revenue growth of 11-16% at CER1, now raised to 14-18% Execute multiple successful launches of Pombiliti® + Opfolda® Advance ongoing studies to support medical and scientific leadership in Fabry and Pompe diseases Achieve non-GAAP profitability for the full year 4

5 Galafold® (migalastat) Continued Growth Building a leadership position in the treatment of Fabry disease

2024 Galafold Success (as of June 30, 2024)

Galafold is the only approved oral treatment option in Fabry disease

A unique mechanism of action for Fabry patients with amenable variants


NDC 71904-100-01
Galafold™
(migalastat) capsules
123 mg
14 capsules
Lift to open
Amicus Therapeutics
Galafold™ (migalastat) capsules 123 mg
A1001

- **$110.8M** 2Q24 Galafold Revenue
- **14-18%** 2024 Galafold Growth at CER[1]
- **35-50%** Fabry Patients Amenable to Galafold
- **40+** Countries with Regulatory Approvals
- **2,400+** Individuals Treated[2]
- **>60%** Share of Treated Amenable Patients

Galafold is indicated for adults with a confirmed diagnosis of Fabry disease and an amenable variant. The most common adverse reactions reported with Galafold (≥10%) were headache, nasopharyngitis, urinary tract infection, nausea, and pyrexia. For additional information about Galafold, including the full U.S. Prescribing Information, please visit https://www.amicusrx.com/pi/Galafold.pdf. For further important safety information for Galafold, including posology and method of administration, special warnings, drug interactions, and adverse drug reactions, please see the European SmPC for Galafold available from the EMA website at www.ema.europa.eu.

[1]At CER: Constant Exchange Rates
[2]As of YE 2023

6

Amicus Therapeutics

7 FY16 FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 $5M $37M $91M $182M $261M $306M $329M Galafold Performance Global mix of switch (~42%) and previously untreated patients (~58%)2 Expect non-linear quarterly growth to continue due to uneven ordering patterns and FX fluctuations Raising FY 2024 Galafold growth guidance to 14%-18% at CER 1At CER: Constant Exchange Rates 2Data on file $388M Q2 2024 Galafold reported revenue of $110.8M (+19% growth at CER) Q2 $94M Q3 $101M Q4 $107M Q1 $86M Q1 $99M Q2 $111M $442M-$458M1

8 Expanding market through uptake in naïve population as well as geographic and label expansion Increasing patient identification through ongoing medical education, screening, and improved diagnostics Driving market share of treated amenable patients through excellent execution Maintaining >90% adherence and compliance through HCP and patient education and support 8 Key Growth Drivers for 2024 Highest patient demand in last four years lays strong foundation for continued double-digit Galafold growth in 2024 8

9 Pombiliti® (cipaglucosidase alfa-atga) Opfolda® (miglustat) Potential to establish a new standard of care for people living with late-onset Pompe disease +

Pombiliti + Opfolda Performance

Q2 2024 revenue of $15.9M, up +44% from Q1, provides strong foundation for H2 2024



$62M-67M[1]
$11M
Q2
$16M
Q1
$11M
FY23
FY24

Pombiliti®
(cipaglucosidase alfa-atga)
+
Opfolda®
(miglustat) 65 mg capsules



NDC 71904-200-01
POMBILITI
For injection
105 mg/vial
OPFOLDA
65 mg

Guiding to $62M to $67M in FY 2024 Pombiliti + Opfolda Revenue at CER

[1]At CER: Constant Exchange Rates

10

Amicus Therapeutics

11 Successful Global Launch of Pombiliti + Opfolda Underway Access and Reimbursement Positive interactions with global payors Time through U.S. insurance process accelerating Country-by-country reimbursement process underway Multiple launches expected in H2 2024 186 patients have been treated or scheduled to be treated with commercial product ~174 patients on treatment Very positive feedback from real-world experience KOL Outreach Increasing depth and breadth of prescribers Global number of prescribers increased 50% in Q2 Ongoing disease education Building the body of real-world evidence Patient Demand As of end of July 2024 11 Focus in 2024 is on maximizing the number of patients on therapy by year end 11

12 Regulatory and Clinical Updates Continuing to build the body of evidence and expand commercial access Switzerland’s Swissmedic approved Pombiliti + Opfolda on July 4, 2024 >10 reimbursement dossiers and multiple regulatory submissions throughout 2024 Ongoing clinical studies in children with late-onset Pompe disease (LOPD) and infantile-onset Pompe disease (IOPD) Amicus registry for Pompe disease to continue generating evidence on differentiated MOA and long-term effect

13 Corporate Outlook Delivering on our mission for patients and shareholders

14 Q2 2024 Select Financial Results Q2’24 H1’24 (in thousands, except per share data) Jun. 30, 2024 Jun. 30, 2023 Jun. 30, 2024 Jun. 30, 2023 GAAP net product sales $ 126,669 $ 94,503 $ 237,072 $ 180,773 GAAP cost of goods sold 11,261 9,114 24,828 16,056 GAAP operating expenses 100,441 104,249 224,998 221,213 Non-GAAP operating expenses 82,062 83,995 167,617 164,557 GAAP net loss (15,697) (43,232) (64,116) (96,164) Non-GAAP net income (loss) 18,487 (20,263) 13,906 (37,080) GAAP net loss per share $ (0.05) $ (0.15) $ (0.21) $ (0.33) Non-GAAP net income (loss) per share $ 0.06 $ (0.07) $ 0.05 $ (0.13) QTD June 30, 2024 weighted-average common shares outstanding: 303,773,922; QTD June 30, 2023 weighted-average common shares outstanding: 292,797,002 YTD June 30, 2024, weighted-average common shares outstanding: 303,336,787; YTD June 30, 2023, weighted-average common shares outstanding: 292,071,201 Q2 2024 revenue of $126.7M, up 34% and net loss reduced

15 Updated Full-Year 2024 Guidance 1At CER: Constant Exchange Rates Updated Guidance Previous Guidance Total Revenue Growth1 26% to 31% 25% to 30% Galafold Revenue Growth1 14% to 18% 13% to 17% Pombiliti + Opfolda Revenue1 $62M to $67M $62M to $67M Non-GAAP Operating Expense $345M to $360M $345M to $365M Guiding to full-year 2024 non-GAAP profitability

16 Accelerating total revenue growth 1 Non-GAAP Net (Loss) Income defined as GAAP Net (Loss) Income excluding the impact of stock-based compensation expense, changes in fair value of contingent consideration, loss on impairment of assets, depreciation and amortization, acquisition related income (expense), loss on extinguishment of debt, restructuring charges and income taxes. Clear line of sight to generating positive cashflow Delivering full-year non-GAAP1 profitability Positioned for Significant Value Creation in 2024 Unlocking the value of two unique commercial therapies in sizeable and growing markets

17 Ultimate Measure of Success: Impacting the Lives of People Living with Rare Diseases YE17 2024+ >2,600 Patients* Many Thousands of Patients* YE23 >350 Patients* *Clinical and commercial, all figures approximate

Appendix

19 Appendix I

20 Appendix II

21 Environmental, Social, & Governance (ESG) Snapshot Board of Directors Committed to ongoing Board refreshment and diversity of background, gender, skills, and experience: 89% Board Independence 56% Overall Board Diversity Address a rare genetic disease First-in-class or best-in-class Impart meaningful benefit for patients 517 Global Employees 58% % Female Employees Who We Serve Our mission is to drive sustainability with our partners by incorporating environmental and sustainability principles into all our commercial relationships Pledge for a Cure Designate a portion of product revenue back into R&D for that specific disease until there is a cure. 3 Female 1 Veteran Status 1 African American Director Diversity Leverage employee capabilities and expertise to provide a culture that drives performance and ultimately attracts, energizes, and retains critical talent. Employee Recruitment, Engagement, & Retention Amicus is Certified as a Great Place to Work in the U.S., U.K., Italy, Germany, Spain, France, and Japan Career Development Employees say Amicus is a great place to work compared to 57% of employees at a typical U.S.-based company Committed to producing transformative medicines for people living with rare diseases while practicing environmental responsibility and adhering to sustainability best practices in our operations. Environmental Management 0% Amicus-owned Direct Manufacturing and Related Scope 1 and Scope 2 Emissions Diversity, Equity, & Inclusion (DEI) 511 Volunteer hours (U.S.): 37 Amicus-supported community programs: 39 patients /16countries Expanded Access through July 2024: Pricing PROMISE Contributions allocated: $1,980,516 U.S. $706,417 Intl. Charitable Giving (as of December 31, 2023) Committed to never raising the annual price of our products more than consumer inflation. Pledge to support a more inclusive culture to impact our employees, our communities, and society. We have embedded DEI into our business units, our Belief Statement, and Mission-Focused Behaviors 90% Programs we invest in have 3 key characteristics: (as of December 31, 2023) (as of June 30, 2024)

22 FX Sensitivity and Galafold Distribution of Quarterly Sales Impact from Foreign Currency Q2 2024: Currency Variances: USD/ Q2 2023 Q2 2024 YoY Variance EUR 1.089 1.076 (1.1%) GBP 1.251 1.262 0.8% JPY 0.007 0.006 (11.9%) Full-year 2024 Revenue Sensitivity Given the high proportion of Amicus revenue Ex-US (>60%), a change in exchange rates of +/- 5% compared to year-end 2023 rates could lead to a ~$15M move in global reported revenues in 2024. Distribution of Galafold Revenue by Quarter over Past 5 Years: Q1 Q2 Q3 Q4 5 Year Avg. 22% 24% 26% 28%

23 Streamlined Rare Disease Pipeline with Focus on Fabry Disease and Pompe Disease Franchises INDICATION DISCOVERY PRECLINICAL PHASE 1/2 PHASE 3 REGULATORY COMMERCIAL FABRY FRANCHISE Galafold® (migalastat) Fabry Genetic Medicines Next-Generation Chaperone POMPE FRANCHISE Pombiliti® (cipaglucosidase alfa-atga) + Opfolda® (miglustat) Pompe Genetic Medicines OTHER Discovery Programs